Exhibit 99.1

ETF options Name of underlying instrument	Option symbol	Underlying symbol
3iQ CoinShares Bitcoin ETF	BTCQ	BTCQ
3iQ Coinshares Ether ETF	ETHQ	ETHQ
BetaPro Canadian Gold Miners -2x Daily Bear ETF	HGD	HGD
BetaPro Canadian Gold Miners 2x Daily Bull ETF	HGU	HGU
BetaPro Crude Oil -1x Daily Bear ETF	HOD	HOD
BetaPro Natural Gas -2x Daily Bear ETF	HND	HND
BetaPro Natural Gas 2x Daily Bull ETF	HNU	HNU
BMO Aggregate Bond Index ETF	ZAG	ZAG
BMO Equal Weight Banks Index ETF	ZEB	ZEB
BMO Equal Weight US Banks Hedged to CAD Index ETF	ZUB	ZUB
BMO Equal Weight US Banks Index ETF CAD Units	ZBK	ZBK
BMO Equal Weight Utilities Index ETF	ZUT	ZUT
BMO High Yield US Corporate Bond Hedged to CAD Index ETF	ZHY	ZHY
BMO Low Volatility Canadian Equity ETF	ZLB	ZLB
BMO MSCI EAFE Hedged to CAD Index ETF	ZDM	ZDM
BMO Nasdaq 100 Equity Hedged to CAD Index ETF	ZQQ	ZQQ
BMO S&P 500 Hedged to CAD Index ETF	ZUE	ZUE
BMO S&P 500 Index ETF	ZSP	ZSP
BMO S&P/TSX Capped Composite Index ETF	ZCN	ZCN
BMO S&P/TSX Laddered Preferred Share Index ETF	ZPR	ZPR
CI Galaxy Bitcoin ETF	BTCX	BTCX.B
CI Galaxy Ethereum ETF	ETHX	ETHX.B
Ether ETF	ETHR	ETHR
Evolve Bitcoin ETF Canadian dollar denominated units	EBIT	EBIT
Horizons Active Preferred Share ETF	HPR	HPR
Horizons Marijuana Life Sciences Index ETF	HMMJ	HMMJ

ETF options Name of underlying instrument	Option symbol	Underlying symbol
Horizons S&P/TSX 60 Index ETF	HXT	HXT
iShares Canadian Corporate Bond Index ETF	XCB	XCB
iShares Canadian Select Dividend Index ETF	XDV	XDV
iShares Core Canadian Short Term Bond Index ETF	XSB	XSB
iShares Core S&P 500 Index ETF (CAD-Hedged)	XSP	XSP
iShares Core S&P/TSX Capped Composite Index ETF	XIC	XIC
iShares MSCI EAFE Index ETF (CAD-Hedged)	XIN	XIN
iShares S&P/TSX 60 Index ETF	XIU	XIU
iShares S&P/TSX Capped Energy Index ETF	XEG	XEG
iShares S&P/TSX Capped Financials Index ETF	XFN	XFN
iShares S&P/TSX Capped REIT Index Fund	XRE	XRE
iShares S&P/TSX Global Gold Index ETF	XGD	XGD
iShares U.S. Small Cap Index ETF (CAD-Hedged)	XSU	XSU
Purpose Bitcoin ETF CAD ETF Non-currency Hedged Units	BTCC	BTCC.B
Purpose Ether ETF	ETHH	ETHH.B
Vanguard Canadian Aggregate Bond Index ETF	VAB	VAB
Vanguard Canadian Short-Term Bond Index ETF	VSB	VSB
Vanguard Canadian Short-Term Corporate Bond Index ETF	VSC	VSC
Vanguard S&P 500 Index ETF	VFV	VFV

Index options Name of underlying instrument	Option symbol	Underlying symbol
S&P/TSX 60 Index Standard Options	SXO	TX60
S&P/TSX Capped Utilities Index Options	SXV	TTUT
S&P/TSX Composite Index Banks (Industry Group) Options	SXJ	TXBA

2

Equity options Name of underlying instrument	Option symbol	Underlying symbol
AcuityAds Holdings Inc.	AT	AT
Aecon Group Inc.	ARE	ARE
AGF Management Ltd., Cl. B	AGF	AGF.B
Agnico Eagle Mines Limited	AEM	AEM
Air Canada	AC	AC
Alamos Gold Inc.	AGI	AGI
Alaris Royalty Corp.	AD	AD u
Algonquin Power & Utilities Corp.	AQN	AQN
Alimentation Couche Tard Inc., Cl. B	ATD	ATD.B
Allied Properties Real Estate Investment Trust	AP	AP u
AltaGas Ltd.	ALA	ALA
Altus Group Limited	AIF	AIF
ARC Resources Ltd.	ARX	ARX
ARC Resources Ltd.	ARX1	ARX1
Aritzia Inc.	ATZ	ATZ
Artis Real Estate Investment Trust	AX	AX u
ATCO Ltd. Cl. I	ACO	ACO.X
ATS Automation Tooling Systems Inc.	ATA	ATA
Aurinia Pharmaceuticals Inc.	AUP	AUP
Aurora Cannabis Inc.	ACB	ACB
Aurora Cannabis Inc.	ACB1	ACB1
AutoCanada Inc.	ACQ	ACQ
B2Gold Corp.	BTO	BTO
Badger Infrastructure Solutions Ltd.	BDGI	BDGI
Ballard Power Systems Inc.	BLDP	BLDP
Bank of Montreal	BMO	BMO
Bank of Nova Scotia (The)	BNS	BNS

3

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Barrick Gold Corporation	ABX	ABX
Bausch Health Companies Inc.	BHC	BHC
Baytex Energy Corp.	BTE	BTE
BCE Inc.	BCE	BCE
Birchcliff Energy Limited	BIR	BIR
BlackBerry Limited	BB	BB
Boardwalk Real Estate Investment Trust	BEI	BEIu
Bombardier Inc., Cl. B	BBD	BBD.B
Boralex Inc. Class A Shares	BLX	BLX
Boyd Group Services Inc.	BYD	BYD
Brookfield Asset Management Inc., Cl. A	BAM1	BAM1
Brookfield Business Partners L.P.	BBU	BBUu
Brookfield Infrastructure Partners L.P.	BIP	BIPu
Brookfield Property Partners L.P.	BPY	BPYu
Brookfield Renewable Partners L.P.	BEP	BEPu
Brookfield Renewable Partners L.P.	BEP2	BEP2
BRP Inc.	DOO	DOO
CAE Inc.	CAE	CAE
Cameco Corporation	CCO	CCO
Canaccord Genuity Group Inc.	CF	CF
Canada Goose Holdings Inc.	GOOS	GOOS
Canadian Apartment Properties Real Estate Investment Trust	CAR	CARu
Canadian Imperial Bank of Commerce	CM	CM
Canadian National Railway Company	CNR	CNR
Canadian Natural Resources Limited	CNQ	CNQ
Canadian Pacific Railway Limited	CP	CP
Canadian Tire Corporation Limited, Cl. A	CTC	CTC.A

4

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Canadian Utilities Limited, Cl. A	CU	CU
Canadian Western Bank	CWB	CWB
Canfor Corporation	CFP	CFP
Canopy Growth Corporation	WEED	WEED
Capital Power Corporation	CPX	CPX
Capstone Mining Corp.	CS	CS
Cardinal Energy Ltd.	CJ	CJ
Cascades Inc.	CAS	CAS
CCL Industries Inc., Cl. B	CCL	CCL.B
Celestica Inc.	CLS	CLS
Cenovus Energy Inc.	CVE	CVE
Cenovus Energy Inc.	CVE1	CVE1
Centerra Gold Inc.	CG	CG
CGI Inc., Cl. A	GIB	GIB.A
Champion Iron Limited	CIA	CIA
Charlotte’s Web Holdings Inc.	CWEB	CWEB
Chartwell Retirement Residences	CSH	CSHu
Chemtrade Logistics Income Fund	CHE	CHEu
CI Financial Corp.	CIX	CIX
Cineplex Inc.	CGX	CGX
Cogeco Communications Inc.	CCA	CCA
Colliers International Group Inc. Subordinate Voting	CIGI	CIGI
Cominar Real Estate Investment Trust	CUF	CUFu
Converge Technology Solutions Corp.	CTS	CTS
CORUS Entertainment Inc., Cl. B	CJR	CJR.B
Crescent Point Energy Corp.	CPG	CPG
Crombie Real Estate Investment Trust	CRR	CRRu

5

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Cronos Group Inc.	CRON	CRON
Descartes Systems Group Inc.	DSG	DSG
Dollarama Inc.	DOL	DOL
Domtar Corporation	UFS	UFS
Dream Industrial Real Estate Investment Trust	DIR	DIRu
Dream Office Real Estate Investment Trust	D	D u
DREAM Unlimited Corp.	DRM	DRM
Dundee Precious Metals Inc.	DPM	DPM
Dye & Durham Limited	DND	DND
Eldorado Gold Corp.	ELD	ELD
Element Fleet Management Corp.	EFN	EFN
Emera Inc.	EMA	EMA
Empire Company Limited, Cl. A	EMP	EMP.A
Enbridge Inc.	ENB	ENB
Endeavour Mining Corporation	EDV	EDV
Endeavour Mining Corporation	EDV2	EDV2
Endeavour Silver Corp.	EDR	EDR
Enerflex Ltd.	EFX	EFX
Energy Fuels Inc.	EFR	EFR
Enerplus Resources Fund	ERF	ERF
Equinox Gold Corp	EQX	EQX
Ero Copper Corp.	ERO	ERO
Extendicare Inc.	EXE	EXE
Finning International Inc.	FTT	FTT
First Capital Real Estate Investment Trust	FCR	FCRu
First Majestic Silver Corp.	FR	FR
First Quantum Minerals Ltd.	FM	FM

6

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Fortis Inc.	FTS	FTS
Fortuna Silver Mines Inc.	FVI	FVI
Franco-Nevada Corp.	FNV	FNV
Freehold Royalties Ltd.	FRU	FRU
Galaxy Digital Holdings Ltd.	GLXY	GLXY
George Weston Limited	WN	WN
GFL Environmental Inc.	GFL	GFL
Gibson Energy Inc.	GEI	GEI
Gildan Activewear Inc.	GIL	GIL
GoodFood Market Corp.	FOOD	FOOD
Gran Colombia Gold Corp.	GCM	GCM
Granite Real Estate Investment Trust Inc.	GRT	GRTu
Great-West Lifeco Inc.	GWO	GWO
Groupe Aeroplan Inc.	AIM	AIM
H&R Real Estate Investment Trust	HR	HR u
HEXO Corp	HEXO	HEXO
HEXO Corp.	HEXO1	HEXO1
Home Capital Group Inc.	HCG	HCG
Hudbay Minerals Inc.	HBM	HBM
Hut 8 Mining Corp.	HUT	HUT
Hydro One Limited	H	H
iA Financial Corporation Inc.	IAG	IAG
IAMGOLD Corporation	IMG	IMG
IGM Financial Inc.	IGM	IGM
Imperial Oil Limited	IMO	IMO
Innergex Renewable Energy Inc.	INE	INE
Intact Financial Corporation	IFC	IFC

7

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Inter Pipeline Ltd.	IPL	IPL
Interfor Corporation	IFP	IFP
Intertape Polymer Group Inc.	ITP	ITP
Ivanhoe Mines Ltd.	IVN	IVN
Jaguar Mining Inc.	JAG	JAG
Jamieson Wellness Inc.	JWEL	JWEL
K92 Mining Inc.	KNT	KNT
Keyera Corp.	KEY	KEY
Kinaxis Inc.	KXS	KXS
Kinross Gold Corporation	K	K
Kirkland Lake Gold Ltd.	KL	KL
Kirkland Lake Gold Ltd.	KL1	KL1
Labrador Iron Ore Royalty Corporation	LIF	LIF
Laurentian Bank of Canada	LB	LB
Lifeworks Inc.	LWRK	LWRK
Lightspeed POS Inc.	LSPD	LSPD
Linamar Corporation	LNR	LNR
Lithium Americas	LAC	LAC
Loblaw Companies Ltd.	L	L
Lundin Gold Inc.	LUG	LUG
Lundin Mining Corporation	LUN	LUN
MAG Silver Corp.	MAG	MAG
Magna International Inc	MG	MG
Major Drilling Group International Inc.	MDI	MDI
Manulife Financial Corporation	MFC	MFC
Maple Leaf Foods Inc.	MFI	MFI
Martinrea International Inc.	MRE	MRE

8

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Maxar Technologies Ltd.	MAXR	MAXR
MEG Energy Corp.	MEG	MEG
Methanex Corporation	MX	MX
Metro Inc.	MRU	MRU
Mullen Group Ltd.	MTL	MTL
National Bank of Canada	NA	NA
Neptune Technologies & Bioressources Inc.	NEPT	NEPT
New Gold Inc.	NGD	NGD
Newmont Corporation	NGT	NGT
NexGen Energy Ltd.	NXE	NXE
NFI Group Inc.	NFI	NFI
North West Company Inc.	NWC	NWC
Northland Power Inc.	NPI	NPI
NorthWest Healthcare Properties Real Estate Investment Trust	NWH	NWHu
NovaGold Resources Inc.	NG	NG
Nutrien Ltd.	NTR	NTR
Nuvei Corporation	NVEI	NVEI
OceanaGold Corporation	OGC	OGC
Onex Corporation	ONEX	ONEX
Open Text Corp.	OTEX	OTEX
Organigram Holdings Inc.	OGI	OGI
Orla Mining Ltd	OLA	OLA
Osisko Gold Royalties Ltd.	OR	OR
Osisko Mining Corp.	OSK	OSK
Ovintiv Inc.	OVV	OVV
Ovintiv Inc.	OVV1	OVV1
Pan American Silver Corporation	PAAS	PAAS

9

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Paramount Resources Ltd.	POU	POU
Parex Resources Inc.	PXT	PXT
Parkland Fuel Corporation	PKI	PKI
Pason Systems Inc.	PSI	PSI
Pembina Pipeline Corporation	PPL	PPL
Peyto Exploration & Development Corp.	PEY	PEY
Power Corporation of Canada	POW	POW
PrairieSky Royalty Ltd.	PSK	PSK
Precision Drilling Corporation	PD	PD
Precision Drilling Corporation	PD1	PD1
Premium Brands Holdings Corporation	PBH	PBH
Pretium Resources Inc.	PVG	PVG
Primo Water Corporation	PRMW	PRMW
Quebecor Inc., Cl. B	QBR	QBR.B
Real Matters Inc.	REAL	REAL
Resolute Forest Products Inc.	RFP	RFP
Resolute Forest Products Inc.	RFP1	RFP1
Restaurant Brands International	QSR	QSR
RioCan Real Estate Investment Trust	REI	REIu
Ritchie Bros. Auctioneers Incorporated	RBA	RBA
Rogers Communications Inc., Cl. B	RCI	RCI.B
Royal Bank of Canada	RY	RY
Russel Metals Inc.	RUS	RUS
Sandstorm Gold Ltd.	SSL	SSL
Saputo Inc.	SAP	SAP
Savaria Corporation	SIS	SIS
Score Media and Gaming Inc.	SCR	SCR

10

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Seabridge Gold Inc.	SEA	SEA
Shaw Communications Inc., Cl. B	SJR	SJR.B
ShawCor Ltd., Cl. A	SCL	SCL
Shopify Inc. Cl. A	SHOP	SHOP
Sienna Senior Living Inc.	SIA	SIA
Sierra Wireless Inc.	SW	SW
Silvercorp Metals Inc.	SVM	SVM
SilverCrest Metals Inc.	SIL	SIL
Sleep Country Canada Holdings Inc.	ZZZ	ZZZ
SmartCentres Real Estate Investment Trust	SRU	SRUu
SNC-Lavalin Group Inc.	SNC	SNC
Spin Master Corp.	TOY	TOY
SSR Mining Inc.	SSRM	SSRM
Stantec Inc.	STN	STN
Stelco Holdings Inc.	STLC	STLC
Stella-Jones Inc.	SJ	SJ
Sun Life Financial	SLF	SLF
Suncor Energy Inc.	SU	SU
SunOpta, Inc.	SOY	SOY
Superior Plus Corp.	SPB	SPB
TC Energy Corporation	TRP	TRP
Teck Resources Limited, Cl. B	TECK	TECK.B
TELUS Corporation	T	T
TFI International Inc.	TFII	TFII
Thomson Reuters Corporation	TRI	TRI
Tilray Inc.	TLRY	TLRY
Tilray Inc.	TLRY1	TLRY1

11

Equity options Name of underlying instrument	Option symbol	Underlying symbol
TMX Group Limited	X	X
Torex Gold Resources Inc.	TXG	TXG
Toromont Industries Ltd.	TIH	TIH
Toronto-Dominion Bank (The)	TD	TD
Tourmaline Oil Corp.	TOU	TOU
TransAlta Corporation	TA	TA
TransAlta Renewable Inc.	RNW	RNW
Transcontinental Inc., Cl. A	TCL	TCL.A
Tricon Capital Group Inc.	TCN	TCN
Trillium Therapeutics Inc.	TRIL	TRIL
Turquoise Hill Resources Ltd.	TRQ	TRQ
Uni-Select Inc.	UNS	UNS
Uranium Participation Corporation	U	U
Vermilion Energy Inc.	VET	VET
Victoria Gold Corp.	VGCX	VGCX
Village Farms International Inc.	VFF	VFF
Waste Connections Inc.	WCN	WCN
WELL Health Technologies Corp.	WELL	WELL
Wesdome Gold Mines Ltd.	WDO	WDO
West Fraser Timber Co. Ltd.	WFG	WFG
West Fraser Timber Co. Ltd.	WFG1	WFG1
Westport Fuel Systems Inc.	WPRT	WPRT
Westshore Terminals Investment Corporation	WTE	WTE
Wheaton Precious Metals Corp.	WPM	WPM
Whitecap Resources Inc.	WCP	WCP
Winpak Ltd.	WPK	WPK
WSP Global Inc.	WSP	WSP

12

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Xebec Adsorption Inc.	XBC	XBC
Yamana Gold Inc.	YRI	YRI

13